UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 9, 2007

KENTUCKY FIRST FEDERAL BANCORP

(Exact Name of Registrant as Specified in Its Charter)

United States	0-51176	61-1484858

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

479 Main Street, Hazard, Kentucky		41702

(Address of principal executive offices)		(Zip Code)

(502) 223-1638

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes In Registrant’s Certifying Accountant

          On July 9, 2007, Kentucky First Federal Bancorp (the “Registrant”) dismissed Grant Thornton LLP (“Grant Thornton”) as its independent auditors, effective immediately.  On July 9, 2007, the Registrant engaged BKD LLP (“BKD”) as its successor independent audit firm.  The Registrant’s dismissal of Grant Thornton and engagement of BKD was approved by the Registrant’s Audit Committee on July 9, 2007.  The Registrant dismissed Grant Thornton because Grant Thornton sold its financial institution auditing practice based in Cincinnati, OH, to BKD.

          Grant Thornton served as the Registrant’s independent accountants to audit the Registrant’s two most recent fiscal year ends.  Grant Thornton’s reports on the Registrant’s financial statements for each of those years (the fiscal years ended June 30, 2006 and 2005) did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

          During the Registrant’s two most recent fiscal year ends (the fiscal years ended June 30, 2006 and 2005) and the subsequent interim period from July 1, 2006 through June 30, 2007, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make reference to the subject matter of the disagreements in their report on the financial statements for such years.

          During the Registrant’s two most recent fiscal year ends (the fiscal years ended June 30, 2006 and 2005) and the subsequent interim period from July 1, 2006 through June 30, 2007, there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

          During the Registrant’s two most recent fiscal year ends (the fiscal years ended June 30, 2006 and 2005) and the subsequent interim period from July 1, 2006 through June 30, 2007, the Registrant did not consult with BKD, LLP, regarding application of accounting principles to any specified transaction or any other matters or “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

          The Registrant has provided Grant Thornton with a copy of the above disclosures in response to Item 304(a) of Regulation S-K in conjunction with the filing of this Form 8-K. The Registrant requested that Grant Thornton deliver to the Registrant a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant in response to Item 304(a) of Regulation S-K, and if not, stating the respects in which it does not agree. Grant Thornton’s letter is filed herewith as Exhibit 16.

Item 9.01    Financial Statements And Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	The following exhibit is filed herewith:

Exhibit 16 Letter of Grant Thornton LLP

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KENTUCKY FIRST FEDERAL BANCORP

Date: July 9, 2007	By:	/s/ Don D. Jennings

Don D. Jennings
President and Chief Operating Officer